                                                                   EXHIBIT 99.03


                                                                    EXHIBIT A TO
                                                                    ------------
                                                                      SECURITIES
                                                                      ----------
                                                              PURCHASE AGREEMENT
                                                              ------------------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.



Warrant to Purchase                      Issue Date:  October 6, 1999
___________ Shares


                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                       ASYMETRIX LEARNING SYSTEMS, INC.


     THIS CERTIFIES that _________________ or any subsequent holder hereof (the "Holder"), has the right to purchase from ASYMETRIX LEARNING SYSTEMS, INC., a
 ------
Delaware corporation (the "Company"), up to ________________ fully paid and
                           -------
nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price equal
      ------------
to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern
                                   ----------
time, on the date that is the fifth (5/th/) anniversary of the Issue Date (the

"Expiration Date").  This Warrant is issued, and all rights hereunder shall be,
----------------
subject to all of the conditions, limitations and provisions set forth herein and in the Securities Purchase Agreement of even date herewith by and among the Company and the Purchasers named therein (the "Securities Purchase Agreement").
                                               -----------------------------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement or the Certificate of Designation relating to the Series A Convertible Preferred Stock issued pursuant to the Securities Purchase Agreement ("Certificate of
                                                       --------------
Designation").
-----------

     1.   Exercise.
          --------

     (a) Right to Exercise; Exercise Price. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"). The
                                                        --------------
"Exercise Price" payable by the Holder in connection with the exercise of this
 --------------
Warrant shall be equal to $9.30 (subject to adjustment as provided herein).

     (b) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the notice of exercise
               -------------
in the form attached hereto as Exhibit A (the "Exercise Notice") stating the
                                               ---------------
number of Warrant Shares as to which such exercise applies and the calculation therefor. As used herein, "Business Day" shall mean any day on which the New
                           ------------
York Stock Exchange (the "NYSE") and commercial banks in the city of New York
                          ----
are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise
              --------  -------
all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     (d)  Expiration Upon Certain Events.  Commencing on the two-year
          ------------------------------
anniversary of the Issue Date, in the event that during any period of twenty
(20) consecutive Trading Days, the Closing Trade Price (as defined in the Certificate of Designation) of the Common Stock exceeds an amount equal to product of (i) the Exercise Price (subject to adjustment as provided herein)
and (ii) two and
one-half (2.5), the Company may deliver to the Holder, as long as the Expiration Condition (as defined below) has been satisfied, a written notice to such effect (a "Cancellation Notice") and this Warrant shall expire on the date which is
    -------------------
five (5) Trading Days following the business day on which such Cancellation Notice is delivered to the Holder. The term "Expiration Condition" shall mean that either (A) the Registration Statement (as defined in the Registration Rights Agreement between the Company and the Holder) has been declared effective and is available for the resale of (i) all of the Warrant Shares into which this Warrant is exercisable and (ii) all of the Conversion Shares issuable upon conversion of the Preferred Shares (each as defined in the Certificate of Designation)(assuming the minimum applicable Conversion Price and that no conditions to or limitations on the conversion of the Preferred Shares then exist) or (B) the Warrant Shares may be sold pursuant to Rule 144(k) under the Securities Act of 1933, as amended.

     2.   Delivery of Warrant Shares Upon Exercise.  Upon receipt of a Exercise
          ----------------------------------------
Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3/rd/) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and deliver or caused to be
                     -------------
delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository Trust Company
            --------------
("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the
  ---                                                ----
account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement) and such Holder represents in writing to the Company that such Warrant Shares (i) have been or are being sold pursuant to such registration statement or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3.   Failure to Deliver Warrant Shares.
          ---------------------------------

          (a) Exercise Default. In the event that, as a result of any action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                -------------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        -------------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

          (b) Buy-in. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B)
                                                                      -----
the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

          (c) Reduction of Exercise Price. In the event that, as a result of any action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

          (d) Holder of Record. Each Holder shall, for all purposes, be deemed to have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4.   Exercise Limitations.
          --------------------

     In no event shall a Holder be permitted to exercise this Warrant, or part thereof, with respect to Warrant Shares in excess of the number of such shares, upon the issuance of which, (x) the number of shares of Common Stock beneficially owned by the Holder plus (y) the number of shares of Common Stock
                                 ----
issuable upon such exercise, would be equal to or exceed (z) 9.99% of the number of shares of Common Stock then issued and outstanding. To the extent that the limitation contained in this paragraph 4 applies, the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that this Warrant is exercisable pursuant to the terms hereof and the Company shall be entitled to rely on such representation without making any further inquiry. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4. The limitation contained in this
Section 4 shall not apply if the original Holder hereof elected in the Securities Purchase Agreement not to be subject to such limitation.

     5.   Payment of the Exercise Price.  The Holder may pay the Exercise Price
          -----------------------------
in either of the following forms or, at the election of Holder, a combination thereof:

     (a)  Cash Exercise: by delivery of immediately available funds.

     (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

               X = Y x (A-B)/A

where:         X = the number of Warrant Shares to be issued to the Holder.

               Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

               A = the average of the Closing Bid Prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

               B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a
--------  -------
Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective Registration Statement (as defined in the Registration Rights Agreement) that is available to the Holder on such date.

For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6.   Anti-Dilution Adjustments; Distributions; Other Events. The Exercise
          ------------------------------------------------------
Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such exercise Price or number of Warrant Shares shall be rounded upon or down to the nearest cent or share, as applicable.

          (a)  Adjustment of Exercise Price and Number of Shares upon Issuance
               ---------------------------------------------------------------
of Common Stock.  Except as otherwise provided in Section 6(c) and 6(e) hereof,
---------------
if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 6(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration (other than a stock split or stock dividend) or for a consideration per share less than Exercise Price (as then in effect)(other than issuances of Common Stock (i) pursuant to an employee stock purchase plan or upon the exercise of options issued under a stock option plan duly adopted by the Company, (ii) in connection with a merger, acquisition or strategic investment which, in either such case, is not effected for the primary purpose of raising equity capital or (iii) in connection with a firm-commitment underwritten secondary offering) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                                E' = (E)(O+P/E)
                                     ----------
                                       (CSDO)

where:

     E'   =     the adjusted Exercise Price
     E    =     the then current Exercise Price;

     O    =     the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
     P    =     the aggregate consideration, calculated as set forth in Section
                6(b) hereof, received by the Company upon such Dilutive
                Issuance; and
     CSDO =     the total number of shares of Common Stock Deemed Outstanding
                (as herein defined) immediately after the Dilutive Issuance.

          (b)   Effect on Exercise Price of Certain Events.  For purposes of
                ------------------------------------------
determining the adjusted Exercise Price under Section 6(a) hereof, the following will apply:

                (i) Issuance of Rights or Options. If, after the date hereof, the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities")(such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is purchasable or issuable upon the exercise of such Options is less than the Exercise Price (as then in effect) on the date of issuance of such Option or direct stock grant ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                (ii)  Issuance of Convertible Securities.
                      ----------------------------------

                      (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 6(b)(ii)(B) if applicable) is less than the

Exercise Price (as then in effect) on the date of issuance of such Convertible Security, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                      (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating or re-setting conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 6(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of exercise, conversion or exchange of such Convertible Security was 80% of the Market Price on the date of issuance of such Convertible Security (the "Assumed Variable Market Price").

               (iii)  Change in Option Price or Conversion Rate.  If there is a
                      -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at such time shall be adjusted to the Exercise Price which would have been in effect had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv)   Treatment of Expired Options and Unexercised Convertible
                      --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
-----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or

Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)  Calculation of Consideration Received.  If any Common Stock,
                    -------------------------------------
Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price.  No adjustment
                    ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with terms of the Certificate of Designation relating to the Company's Series A Preferred Stock (the "Preferred Stock"); or (iv) upon the exercise of the Warrants.

          (c)  Subdivision or Combination of Common Stock.  If the Company, at
               ------------------------------------------
any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced.
If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased In the event of any adjustment to the Exercise Price arising from an event specified in the subparagraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (d)  Distributions.  If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (e)  Notice of Consolidation or Merger.  In the event of a merger,
          ---------------------------------
consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then
                                                     ----------------
this Warrant shall be exercisable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not effect any Corporate Change unless (i) it (or, in the case of a tender offer, the offering party) first shall have given twenty (20) days' notice to the Holder hereof of any Corporate Change and makes a public announcement of such event before or at the same time that it gives such notice (it being understood that the filing by the Company of a Form 8-K for the purpose of disclosing the anticipated consummation of the Corporate Change shall constitute such a notice for purposes of this provision) and (ii) it requires the resulting successor or acquiring entity (if not the Company) to assume by written instrument the obligations of the Company hereunder and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (f)  Adjustments; Additional Shares, Securities or Assets.  In the event
          ----------------------------------------------------
that at any time, as a result of an adjustment made pursuant to this paragraph 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this paragraph 6.

     7.   Fractional Interests.
          --------------------

          No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8.   Transfer of this Warrant.  The Holder may sell, transfer, assign,
          ------------------------
pledge or otherwise dispose of this Warrant, in whole or in part (and if in part, in minimum denominations of 50,000 shares), as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"),
                                                          ---------------
indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9.   Benefits of this Warrant.
          ------------------------

          Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10.  Loss, theft, destruction or mutilation  of Warrant.
          --------------------------------------------------

          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11.  Notice or Demands.
          -----------------

          Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day,
(ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If to the Company:

          Asymetrix Learning Systems, Inc.
          110 110/th/ Avenue NE
          Bellevue, WA 98008
          Attn: General Counsel
          Tel: 425-637-5829
          Fax: 425-637-1540

          with a copy to:

          Jeffrey R. Vetter, Esq.
          Fenwick & West, LLP
          Two Palo Alto Square
          Palo Alto, CA  94306
          Tel:  650-494-0600
          Fax: 650-494-1417


and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12.  Applicable Law.
          --------------

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 6/th/ day of October, 1999.


                              ASYMETRIX LEARNING SYSTEMS, INC.


                              By:  ____________________________
                                   Name:
                                   Title:

                                                            EXHIBIT A to WARRANT
                                                            --------------------

                                EXERCISE NOTICE
                                ---------------


     The undersigned Holder hereby irrevocably exercises the right to purchase ________________ of the shares of Common Stock ("Warrant Shares") of ASYMETRIX
                                                 --------------
LEARNING SYSTEMS, INC. evidenced by the attached Warrant (the "Warrant").
                                                               -------
Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______ a Cash Exercise with respect to _________________ Warrant
                   -------------
Shares; and/or

          ______ a Cashless Exercise with respect to _________________ Warrant
                   -----------------
Shares.


     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.



Date: ______________________


___________________________________
       Name of Registered Holder

By:  ______________________________
     Name:
     Title:

                                                            EXHIBIT B to WARRANT
                                                            --------------------

                                TRANSFER NOTICE
                                ---------------



FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ____shares of the Common Stock of ASYMETRIX LEARNING SYSTEMS, INC. evidenced by the attached Warrant.


Date: ______________________


___________________________________
       Name of Registered Holder

By:  _______________________________
     Name:
     Title:

Transferee Name and Address:


____________________________________________

____________________________________________

____________________________________________